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Exhibit 99.q

                                Power of Attorney

     The undersigned Trustees/Directors and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, RREEF Securities Trust, Morgan Grenfell Investment Trust and Deutsche Investors Portfolios Trust (each, a "Trust") and Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") and Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Equity Partners Fund, Inc., RREEF Real Estate Securities Fund, Inc., Deutsche Investors Funds, Inc. and Deutsche Asset Management VIT Funds (each, a "Fund") each hereby constitutes and appoints Daniel O. Hirsch, Bruce A. Rosenblum and Caroline Pearson, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust, Portfolio Trust or Fund with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust, Portfolio Trust or Fund to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revoke any Powers of Attorney previously granted with respect to any Trust, Portfolio Trust or Fund concerning the filings and actions described herein.

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     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of the 1st day of May, 2003.

SIGNATURES                   TITLE

/s/ Richard T. Hale        President and Chief Executive Officer of each
--------------------       Trust, Portfolio Trust and Fund; Trustee/Director
Richard T. Hale            of each Trust, Portfolio Trust and Fund


/s/ Charles A. Rizzo       Treasurer and Chief Financial Officer of each
--------------------       Trust, Portfolio Trust and Fund
Charles A. Rizzo


/s/ Richard R. Burt        Trustee/Director of each Trust, Portfolio Trust and
-------------------        Fund
Richard R. Burt



/s/ S. Leland Dill         Trustee/Director of each Trust, Portfolio Trust and
------------------         Fund
S. Leland Dill


/s/ Martin J. Gruber       Trustee/Director of each Trust, Portfolio Trust and
--------------------       Fund
Martin J. Gruber


/s/ Joseph R. Hardiman     Trustee/Director of each Trust, Portfolio Trust and
----------------------     Fund
Joseph R. Hardiman


/s/ Richard J. Herring     Trustee/Director of each Trust, Portfolio Trust and
----------------------     Fund
Richard J. Herring

                                   Page 2 of 3

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SIGNATURES                 TITLE

/s/ Graham E. Jones        Trustee/Director of each Trust, Portfolio Trust and
-------------------        Fund
Graham E. Jones


/s/ Rebecca W. Rimel       Trustee/Director of each Trust, Portfolio Trust and
--------------------       Fund
Rebecca W. Rimel



/s/ Philip Saunders, Jr.   Trustee/Director of each Trust, Portfolio Trust and
------------------------   Fund
Philip Saunders, Jr.


/s/ William N. Searcy      Trustee/Director of each Trust, Portfolio Trust and
---------------------      Fund
William N. Searcy



/s/ Robert H. Wadsworth    Trustee/Director of each Trust, Portfolio Trust and
-----------------------    Fund
Robert H. Wadsworth


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